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                                                                   EXHIBIT 10(V)

                       SECOND AMENDMENT TO LOAN DOCUMENTS


         This Second Amendment to Loan Documents (this "Second Amendment") is entered into on the 24th day of September, 2001, to be effective as of August 31, 2001 (the "Effective Date"), by and between FIFTH THIRD BANK, a Michigan banking corporation, f/k/a Old Kent Bank (the "Bank"), One Vandenberg Center, Grand Rapids, Michigan 49503, and RIVIERA TOOL COMPANY, a Michigan corporation ("Borrower"), 5460 Executive Parkway, Grand Rapids, Michigan 49512.


                                    RECITALS:

         A. The Bank and the Borrower are parties to a First Restated Loan Agreement dated as of August 31, 1999 (the "First Restated Loan Agreement"), which was amended on June 9, 2000 by a First Amendment to Loan Documents (the First Restated Loan Agreement, as amended by the First Amendment to Loan Documents, is referred to in this Second Amendment as the "Existing Loan Agreement"). Capitalized terms used but not defined in this Second Amendment shall have the meanings given such terms in the Existing Loan Agreement.

         B. Pursuant and subject to the Existing Loan Agreement and the Loan Documents, the Bank agreed to extend to the Borrower certain credit facilities, including, but not limited to, a Revolving L/C Loan in the maximum principal amount of $10,000,000 and a 2000 Equipment L/C Loan in the maximum principal amount of $1,000,000.

         C. The Revolving L/C Loan expired, and the Revolving L/C Loan Note, which evidences the Revolving L/C Loan, matured, on September 1, 2001. The 2000 Equipment L/C Loan, and the Borrower's ability to obtain advances thereunder, expired on February 1, 2001, without the Borrower having ever taken any advance under the 2000 Equipment L/C Loan.

         D. The Bank and the Borrower wish to, among other things, (i) extend, as of the Effective Date, the expiration of the Revolving L/C Loan, and the maturity of the Revolving L/C Loan Note, to September 1, 2002; (ii) reduce the maximum availability under the Revolving L/C Loan to $6,500,000; (iii) acknowledge and confirm the expiration of the 2000 Equipment L/C Loan; and (iv) amend certain financial covenants made by the Borrower in favor of the Bank in the Loan Documents.

         NOW, THEREFORE, the Bank and the Borrower agree as follows:

         1. Definitions. From and after the date of this Second Amendment, each reference in the Existing Loan Agreement or this Second Amendment to the term
(a) "Loan Agreement" or "Agreement" means the Existing Loan Agreement, as modified by this Second Amendment, and (b) "Loan Documents" means that term as it is defined in the Existing Loan Agreement, including, without limitation, this Second Amendment.

         2. Borrowers Agreements and Acknowledgments. The Borrower restates, affirms and makes, as of the Effective Date, each of the covenants, agreements, acknowledgments, representations, warranties, waivers and releases contained in the Loan Documents. Further, except as specifically modified hereby, the Borrower ratifies and affirms the continuing validity and binding effect of the Loan Documents and represents and warrants to the Bank that all representations and warranties contained in each of the Loan Documents are true as of the date hereof. The Borrower represents and warrants that each balance sheet, statement of income, statement of retained earnings and statement of changes in financial position submitted to the Bank present fairly the financial position of the Borrower as of the date of such statement. No changes having a material adverse effect upon any obligor for any existing loans by the Bank to the Borrower have occurred since the date of the most recent of such financial statements.



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         3. Restatement of Revolving L/C Loan Terms. Section 3.1(a) of the First
Restated Loan Agreement is amended and restated, effective as of the Effective Date, as follows:

                  (a)      Revolving L/C Loan

                           Loan Maximum:             $6,500,000.00

                           Availability:             At no time shall the
                                                     outstanding balance of the
                                                     Revolving L/C Loan exceed
                                                     the lesser of (1) the Loan
                                                     Maximum, or (2) the sum of
                                                     (a) 85% of Eligible
                                                     Accounts Receivable plus
                                                     (b) the lesser of (i)
                                                     $3,000,000 or (ii) 40% of
                                                     the Work in Process
                                                     Inventory.

                           Payments:                 To be repaid in accordance
                                                     with the Revolving L/C Loan
                                                     Note. All payments shall be
                                                     made by automatically
                                                     debiting an account
                                                     maintained by the Borrower
                                                     at the Bank and specified
                                                     by the Borrower in writing
                                                     to be used for such
                                                     purpose.

                           Interest Rate:            Prime Rate, plus one (1)
                                                     percentage point (i.e., 100
                                                     basis points).

                           Unused Fee:               The Borrower shall pay the
                                                     Bank, in arrears, a
                                                     quarterly fee in an amount
                                                     equal to one-quarter (3)
                                                     of one (1) percentage point
                                                     (i.e., 25 basis points),
                                                     per annum, of the amount by
                                                     which $6,500,000.00 exceeds
                                                     the average daily
                                                     outstanding principal
                                                     balance of the Revolving
                                                     L/C Loan during each three
                                                     month period beginning
                                                     September 1, 2001, and
                                                     ending August 31, 2002 (the
                                                     "Unused Fee").

                           Maturity:                 September 1, 2002.

                           Purpose:                  General Working Capital.

         Notwithstanding anything to the contrary contained in the Loan Documents, from and after the Effective Date, the Borrower shall not have any right to convert any interest rate in effect with respect to a Loan to a different interest rate for such Loan. Without limiting the generality of the foregoing, the Borrower acknowledges and agrees that, from and after the Effective Date, and notwithstanding anything to the contrary contained in any Loan Document, the principal balance of the Revolving L/C Loan shall bear interest at the Prime Rate, plus one (1) percentage point (i.e., 100 basis points), and the Borrower shall have no right to elect an interest rate determined by reference to LIBOR.

         4. Amendment Fee. The Borrower shall pay to the Bank, in immediately available funds, concurrently with the Borrowers execution of this Second Amendment, an Amendment Fee equal to $50,000, which fee shall be deemed to be fully-earned and non-refundable upon the Banks delivery to the Borrower of a counterpart of this Second Amendment executed on behalf of the Bank.

         5. Expiration of 2000 Equipment L/C Loan. The Borrower acknowledges and agrees that the 2000 Equipment L/C Loan expired as of February 1, 2001, and that the Bank has no obligation to make any advances thereunder.

         6. Restatement of Certain Financial Covenants.

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         (a) Paragraph 6.8 of the First Restated Loan Agreement is amended and restated as follows:

                  Maintain Tangible Net Worth (the applicable amount for each date of determination being referred to herein as the "Minimum Net Worth") of not less than: (a) $14,000,000 for the period beginning September 1, 2001 and ending November 30, 2001; and (b) $13,300,000 for the period beginning December 1, 2001 and continuing thereafter until all of the Borrowers indebtedness to the Bank has been repaid in full, with interest.

         (b) Paragraph 6.10 of the First Restated Loan Agreement is amended and restated as follows:

                  Maintain a ratio of total Liabilities to Tangible Net Worth of not more than (a) .6:1 as measured on August 31, 2001; (b) .65:1 as measured on November 30, 2001 and February 28, 2002; (c) .8:1 as measured on May 31, 2002; and (d) .75:1 as measured on August 31, 2002 and the last day of each November, February, May and August thereafter.

         (c) Paragraph 6.11 of the First Restated Loan Agreement is amended and restated as follows:

                  Achieve EBITDA of not less than (a) ($450,000) for the 3 calendar month period ending November 30, 2001; (b) ($50,000) for the 3 calendar month period ending February 28, 2002; (c) $700,000 for the 3 calendar month period ending May 31, 2002; and (d) $1,000,000 for the 3 calendar month period ending August 31, 2002 and for each 3 calendar month period ending on the last day of each November, February, May and August thereafter.

         7. Autodebit. The Borrower agrees that all payments, fees and other amounts payable by the Borrower to the Bank, including, without limitation, the Unused Fee, shall paid by automatically debiting an account maintained by the Borrower at the Bank and specified by the Borrower in writing to be used for such purpose.

         8. Effect of this Second Amendment. The Loan Documents are hereby amended as required (and only as required) to give effect to the amendments expressly provided for in this Second Amendment. Each of the Loan Documents shall be deemed to have been amended by this Second Amendment as if such Loan Document had been specifically amended by separate instrument.

         9. No other Amendments, etc. Except as expressly set forth above, the Existing Loan Agreement, each of the Notes, and all of the other Loan Documents shall remain in full force and effect as originally executed and delivered by the parties, and are hereby ratified and affirmed by the undersigned.

         10. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be considered an original and all of which shall constitute the same instrument.


                 [SIGNATURES APPEAR ON FOLLOWING PAGE; REMAINDER
                     OF THIS PAGE INTENTIONALLY LEFT BLANK]



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             [SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN DOCUMENTS]


         IN WITNESS WHEREOF, the parties have executed this Second Amendment to Loan Documents as of the day and year first above written.


WITNESSES:



                                            RIVIERA TOOL COMPANY
-----------------------------


                                            By: /s/ Kenneth K. Rieth
-----------------------------                  ---------------------------------
                                                Kenneth K. Rieth, President



                                            FIFTH THIRD BANK
-----------------------------


                                            By: /s/  John Kimball
-----------------------------                  ---------------------------------
                                                John Kimball, Sr. Vice President



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